Accrued Liabilities (Detail) - USD ($) $ in Millions	Sep. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Accrued Liabilities, Current
Income taxes payable and deferred taxes	$ 103	$ 356	$ 545
Employee compensation and withholdings	263	210	184
Property, payroll and certain other taxes	63	78	60
Accrued rebates	236	245	193
Accrued litigation reserves		3	73
Due to Baxter International Inc	508
Other excluding litigation reserve		268	313
Other	358	271
Total accrued liabilities	$ 1,531	$ 1,160	$ 1,368